Exhibit 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “[****]” AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Amendment No. 1

to the Product Supply Agreement dated as of September 20, 2004 between

Linde Gas North America LLC, the successor to BOC Americas (PGS), Inc.

and

Sunoco, Inc. (R&M)

This Amendment No. 1 (this “Amendment”) dated as of 29th day of February, 2008 to the Product Supply Agreement dated as of September 20, 2004 (the “Agreement”) is made by and between Linde Gas North America LLC, the successor to BOC Americas (PGS), Inc. (“Linde”) and Sunoco, Inc. (R&M) (“Sunoco”).

Background

A. All terms not otherwise defined herein shall have the meanings set forth and established in the Agreement, except that all references in the Agreement to BOC shall refer to Linde.

B. Linde and Sunoco entered into the Agreement for the supply by Linde of Hydrogen to the Sunoco Refinery from the Linde Facility which was to be constructed pursuant to the Construction Agreement and Lease Agreement.

C. Linde has constructed the Linde Facility and commenced the Phase VI supply of Hydrogen and Steam to Sunoco for the Initial Term on April 18, 2006 (Commercial Operations Date).

D. Pursuant to the Agreement, Sunoco was to provide Excess ROG at the times and in the volumes provided for in the Agreement and Linde was to utilize same for the production of Hydrogen for delivery to Sunoco. [****]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.

REDACTED MATERIAL IS MARKED WITH “[****]” AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

E. Sunoco has exercised the Sunoco Option set forth in Section 5.7.1 of the Agreement thereby increasing the Dedicated Hydrogen Quantity from [****] MMSCFD to [****] MMSCFD as of [****].

F. Sunoco has requested commercial terms for Hydrogen volumes greater than the Dedicated Hydrogen Quantity. Hydrogen volumes greater than the Dedicated Hydrogen Quantity (“As Available Hydrogen”) shall be supplied on an as available basis which shall mean volumes of Hydrogen within the Linde Facility production capabilities utilizing the available feedstock and not otherwise contractually committed to a Linde Pipeline Customer.

G. Sunoco and Linde have agreed to amend the Agreement to reflect (i) changes in the price for Hydrogen [****] through a supplemental hydrogen charge (“SHC”) and (ii) the price for As Available Hydrogen through an as available hydrogen charge (“AAHC”).

H. Sunoco and Linde have agreed to modify the Performance Guarantee calculation set forth in Section 9.1.1 of the Agreement.

Now, therefore, in consideration of the agreements and undertakings set forth herein, and intending to be legally bound hereby, Sunoco and Linde agree to amend the Agreement, as follows:

1.	Supplemental Hydrogen Charge (Section 5.9 of the Agreement)

1.1	In addition to the payments and charges for the supply of Hydrogen as set forth in Section 5.9 of the Agreement, on any day that Sunoco supplies less than [****] MMSCFD of Excess ROG, the following SHC shall apply to all Hydrogen produced by Linde and supplied to Sunoco up to the Dedicated Hydrogen Quantity. For the period beginning as of [****] and ending [****], the SHC shall be added to the Variable Operating Charge (VOCt) based on the following schedule:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.

REDACTED MATERIAL IS MARKED WITH “[****]” AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

Excess ROG Delivered (MMSCFD)	Y≥[****]	[****]>Y≤[****]	[****]>Y≤[****]	[****]>Y≤[****]	[****]>Y≤[****]	[****]>Y≤[****]	[****]>Y≤[****]	[****]

SHCo $ per kscf	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]

Beginning on [****], the SHC shall be added to the Variable Operating Charge (VOCt) based on the following schedule:

Excess ROG Delivered (MMSCFD)	Y≥[****]	[****]>Y≤[****]	[****]>Y≤[****]	[****]>Y≤[****]	[****]>Y≤[****]	[****]>Y≤[****]	[****]>Y≤[****]	[****]

SHCo $ per kscf	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]

Where Y is the quantity of Excess ROG [****] (MMSCFD). SHCo is subject to escalation based on the following:

SHCn = [****]

The terms for [****] and [****] shall be in accordance with the Agreement.

During periods when Sunoco is supplying less than the expected volumes of Excess ROG, Sunoco will purchase [****] Steam generated by Linde.

1.2	Due to operational limitations of the purification unit of the Linde Facility, the minimum Excess ROG instantaneous flow rate that can be utilized by Linde is [****] MMSCFD; Linde reserves the right to decline acceptance of Excess ROG in volumes less than an instantaneous flow rate of [****] MMSCFD. However, Linde will use commercially reasonable efforts to utilize Excess ROG in volumes of less than [****] MMSCFD.

1.3

The SHC shall be charged by Linde and paid by Sunoco for all Hydrogen delivered by Linde on a daily basis up to the Dedicated Hydrogen Quantity based on the volumes of Excess ROG supplied and delivered to Linde, in accordance with Section 1.1, above. It

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.

REDACTED MATERIAL IS MARKED WITH “[****]” AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

is understood that the Dedicated Hydrogen Quantity will be increased as of [****] from [****] MMSCFD to [****] MMSCFD.

1.4	Beginning on [****], when the Dedicated Hydrogen Quantity is [****] MMSCFD, the SHC will be applied to the Hydrogen delivered by Linde on a daily basis, up to [****] MMSCFD times a factor of [****], based on the volumes of Excess ROG supplied and delivered to Linde, in accordance with Section 1.1, above.

1.5	Promptly after the date of this Amendment No. 1, Linde shall issue an invoice with respect to SHC for the period beginning [****] and ending [****]. Such invoice shall [****] and shall be payable in accordance with the terms of the Agreement. Invoices for periods after [****] will reflect the current SHC. The [****] invoice will be in the amount of $[****] through [****] ($[****] SHC minus $[****] already paid by Sunoco).

1.6	For the avoidance of doubt the provisions of Section 4.1.1 (b) of the Agreement remain in effect, i.e., Linde has the right to reduce Linde’s obligation to supply Sunoco Hydrogen by reducing the Hydrogen supply by [****] MMSCFD for each [****] MMSCFD reduction in Excess ROG supplied and delivered to Linde (“Hydrogen Reduction Volume”). If requested by Sunoco, Linde will use commercially reasonable efforts to supply Sunoco with the Hydrogen Reduction Volume; provided the Hydrogen Reduction Volume is available [****], the Linde Facility is able to produce such amounts of Hydrogen, and Sunoco has requested an amount of Hydrogen that would include the Hydrogen Reduction Volume, in which event, Linde will sell to Sunoco and Sunoco will purchase from Linde Hydrogen in such amounts as are requested by Sunoco to the extent Hydrogen is so available. Notwithstanding the foregoing, Linde shall not have any obligation to sell Hydrogen to Sunoco in excess of the Dedicated Hydrogen Quantity.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.

REDACTED MATERIAL IS MARKED WITH “[****]” AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

2.	As Available Hydrogen and AAHC

2.1	Linde shall use commercially reasonable efforts to supply As Available Hydrogen requested by Sunoco on an As Available basis. Notwithstanding anything in this Amendment or in the Agreement to the contrary, a reduction in Linde’s obligation to supply Sunoco Hydrogen in accordance with Section 4.1.1(b) of the Agreement and Section 1.6 of this Amendment does not reduce the Dedicated Hydrogen Quantity.

2.2	For volumes of As Available Hydrogen delivered to Sunoco, the AAHC to be paid by Sunoco shall be $[****], subject to escalation as set forth in Section 2.3 hereof.

2.3	Beginning as of [****], the AAHC shall be subject to monthly escalation as follows:

AAHCn = [****]

Where:

AAHCn	=	As Available Hydrogen Charge in period n
AAHC	=	Base As Available Hydrogen Charge of $[****]
NGIn	=	Natural gas price in period n, $[****] delivered
NGIo	=	Base natural gas price, $[****] delivered
EPIn	=	Electricity price in period n
EPIo	=	Base Electricity price of $[****]
PPIo	=	Base Producer Price Index, [****]
PPIn	=	Producer Price Index in period n

3.	Performance Guarantees

3.1	The performance guarantees, penalties and remedies of Article 9 of the Agreement shall not apply to the supply or failure to supply of any As Available Hydrogen.

3.2	Section 9.1.1 of the Agreement shall be amended and restated in its entirety to read as follows:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.

REDACTED MATERIAL IS MARKED WITH “[****]” AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

“9.1.1. Determination of Nomination Guarantee. Subject to Section 5.11, Linde guarantees that Linde will produce and deliver to Sunoco during the Supply Period Hydrogen within the Hydrogen Specifications at the corresponding daily Sunoco requirements with a minimum Percentage Availability of [****]% per Contract Year. As used in this Agreement, “Percentage Availability” means the following:

Percentage Availability	=	Total Hydrogen supplied by Linde in a Contract Year
Total Hydrogen required by Sunoco in such Contract Year

excluding any (i) period of Zero Hydrogen Supply, (ii) any periods required to safely ramp the Linde Facility up or down based on Sunoco’s change in requirements of Hydrogen, (iii) Linde Schedule Maintenance, (iv) a Force Majeure Event, (v) Hydrogen not meeting the Hydrogen Specifications to the extent accepted by Sunoco, and (vi) Sunoco’s failure to deliver or supply Utilities, Natural Gas or Third-Party Utilities, (vii) Hydrogen supplied in excess of the Dedicated Hydrogen Quantity. For the purposes of the annual calculation of the Percentage Availability, the daily Hydrogen supplied by Linde cannot exceed the daily Hydrogen required by Sunoco. The amount of Hydrogen required by Sunoco shall be determined based on the amount of Hydrogen supplied to Sunoco immediately preceding any event which curtails or restricts the supply of Hydrogen by Linde, regardless of the reduction provisions of Section 4.1.1(b) of the Agreement.”

4.	Miscellaneous.

4.1	Except as otherwise specifically provided to the contrary in this Amendment, all of the provisions of the Agreement shall continue in full force and effect in accordance with their express terms. The Agreement as amended by this Amendment, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous representations, understandings, agreements, communications, or purchase orders between the parties, whether written or oral, relating to the subject matter hereof.

4.2	This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original, and all of which together will constitute one instrument. The signature pages to this Agreement may be exchanged by facsimile.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.

REDACTED MATERIAL IS MARKED WITH “[****]” AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

In Witness Whereof, the parties have executed this Amendment No. 1 to the Product Supply Agreement as the date firs set forth above.

SUNOCO, INC. (R&M)		LINDE GAS NORTH AMERICA LLC, THE SUCCESSOR TO BOC AMERICAS (PGS), INC.

By:	/s/ Vincent J. Kelley	By:	/s/ Pat Murphy
Name:	Vincent J. Kelley	Name:	Pat Murphy
Title:	SVP Refining	Title:	President

End of Signatures